POWER OF ATTORNEY


        KNOW ALL BY THESE PRESENTS, that we, the undersigned directors of Wachovia Corporation, and each of us, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), our attorneys-in-fact and agents with full power of substitution for us and in our name, place and stead, in any and all capacities, to execute for us and in our behalf the Annual Report on Form 10-K of Wachovia Corporation for the year ended December 31, 1998 and any and all amendments to the foregoing Report and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, we the undersigned have executed this Power of Attorney this 22nd day of January 1999.


L. M. Baker, Jr.                                 James S. Balloun
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L. M. Baker, Jr.                                 James S. Balloun


James F. Betts                                   Peter C. Browning
--------------------------------                 ------------------------------
James F. Betts                                   Peter C. Browning


John T. Casteen III                              John L. Clendenin
--------------------------------                 ------------------------------
John T. Casteen III                              John L. Clendenin


Lawrence M. Gressette, Jr.                       Thomas K. Hearn, Jr.
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Lawrence M. Gressette, Jr.                       Thomas K. Hearn, Jr.


George W. Henderson, III                         W. Hayne Hipp
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George W. Henderson, III                         W. Hayne Hipp


Robert A. Ingram                                 George R. Lewis
--------------------------------                 ------------------------------
Robert A. Ingram                                 George R. Lewis


Lisa Valk Long                                   John G. Medlin, Jr.
--------------------------------                 ------------------------------
Lisa Valk Long                                   John G. Medlin, Jr.


Lloyd U. Noland, III                             Sherwood H. Smith, Jr.
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Lloyd U. Noland, III                             Sherwood H. Smith, Jr.


John C. Whitaker, Jr.
--------------------------------
John C. Whitaker, Jr.